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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-00000) pertaining to the registration of 160,000 shares of Common Stock of USA Technologies, Inc. of our report dated August 9, 1996, except for
Note 12 as to which the date is September 10, 1996 with respect to the financial statements of USA Technologies, Inc. included in its Annual Report (Form 10-KSB) for the year ended June 30, 1996.





Philadelphia, Pennsylvania
August 5, 1997